UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 23, 2021
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)
_________________________________________________

Ohio		1-4879	34-0183970

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077,
North Canton,	Ohio		44720-8077

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23 2021, Diebold Nixdorf, Incorporated (the “Company”) appointed Jeffrey Rutherford as principal accounting officer of the Company, effective immediately. Mr. Rutherford will assume responsibility as principal accounting officer from James Barna, who will continue with the Company as its newly appointed Treasurer.

Mr. Rutherford has served as the Company’s Senior Vice President and Chief Financial Officer since January 4, 2019 and its interim Chief Financial Officer since October 1, 2018. Mr. Rutherford will continue to serve as the Company’s principal financial officer.

Prior to serving as the Company’s interim Chief Financial Officer, Mr. Rutherford, age 60, served as Chairman, Interim President and Interim Chief Executive Officer of Edgewater Technology, Inc. (NASDAQ: EDGW), a technology consulting firm, from 2017 until its merger on November 1, 2018. He served as Vice President and Chief Financial Officer of Ferro Corporation (NYSE: FOE), an international coatings manufacturing company, from 2012 to 2016. Prior to this, he served as Vice President and Chief Financial Officer of Park-Ohio Holdings Corp. (NASDAQ: PKOH), a diversified manufacturing company, from 2008 to 2012.

There are no arrangements or understandings between Mr. Rutherford and any other persons pursuant to which Mr. Rutherford was selected as principal accounting officer, nor are there any family relationships between Mr. Rutherford and any of the Company’s directors or executive officers. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Rutherford has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K. There will be no changes in compensation at this time relating to the appointment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
August 23, 2021	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary